                       SUPPLEMENT dated September 16, 2002
                                       to
                         PROSPECTUSES dated May 1, 2002

                           --------------------------

     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2002 for variable life insurance policies issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance Company ("JHVLICO"). The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection Plus," or "Variable Estate Protection Edge." We refer to these prospectuses as the "Product Prospectuses."

                           --------------------------


Affected Policy Owners

     This Supplement applies only to owners of "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection Plus" or "Variable Estate Protection Edge" variable life insurance policies that were solicited by duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

Amendments to the Product Prospectuses

     The table on the cover page of each Product Prospectus is amended to include the following additional variable investment option:

Variable Investment Option                  Managed By:
--------------------------                  -----------
CSI Equity ...............................  CSI Capital Management, Inc.

     When you select the CSI Equity variable investment option, we will invest your money in the CSI Equity Portfolio of The World Insurance Trust. In the prospectus, the term "funds" includes the CSI Equity Portfolio and the term "Series Funds" includes The World Insurance Trust.

     The following table supplements the fund expense table, and the accompanying notes, that appear in the Basic Information section of the Product Prospectuses after the question "What charges will the Series Funds deduct from your investment in the policy?":

                                                                                             Total Fund        Total Fund
                                    Investment     Distribution and    Other Operating        Operating         Operating
                                    Management          Service          Expenses With      Expenses With    Expenses Absent
Fund Name                               Fee          (12b-1) Fees        Reimbursement      Reimbursement     Reimbursement
---------                           ----------     ----------------    ----------------     -------------    ----------------
The World Insurance Trust:
CSI Equity* .....................     1.00%               N/A                 0.25%             1.25%               1.46%


     * The CSI Equity Portfolio commenced operations in September, 2002. The "Investment Management Fee" is an estimate based on current rates payable by The World Insurance Trust and the "Total Fund Operating Expenses Absent Reimbursement" is an estimate for the CSI Equity Fund's first year of operations. CSI Capital Management, Inc.has agreed to waive or limit its fees or assume other fund expenses temporarily so that the "Total Operating Expenses with Reimbursement" will not exceed 1.25% of the fund's average daily net assets. This contractual arrangement will continue until one year after the date on which The World Insurance Trust first receives investments from insurance company separate accounts, unless changed with the consent of the trustees of The World Insurance Trust.

     --------------------------
     This Supplement is accompanied with a prospectus dated September 1, 2002 for the CSI Equity Portfolio that contains detailed information about the fund. Be sure to read that prospectus before sending a transfer request for this additional investment option.

CSI Prod Supp (9/02A)